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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549




                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):          September 5, 2001
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                                BULOVA CORPORATION
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             (Exact name of registrant as specified in its charter)



       New York                       1-457                     11-1719409
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(State or other jurisdiction      (Commission             (IRS Employer
 of Incorporation)                 File Number)            Identification No.)



One Bulova Avenue, Woodside, N.Y.                              11377-7874
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (718) 204-3300
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.
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  On September 5, 2001, Bulova Corporation issued a press release, a copy of which is filed as an exhibit to this report.

Item 7. Financial Statements and Exhibits.
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(a)   Exhibits.

Exhibit 99   Press Release issued by Bulova Corporation, dated September 5,
             2001.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                   BULOVA CORPORATION
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                                                   (Registrant)




Dated:  September 5, 2001                     By:  /s/ Warren Neitzel
                                                   -------------------
                                                   Warren Neitzel
                                                   Corporate Secretary
                                                   (Duly authorized
                                                   officer)

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